Item 1. Report to Shareholders

DECEMBER 31, 2004

CAPITAL APPRECIATION FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Fellow Shareholders

The stock market closed the year with an energetic burst that carried the Standard & Poor's 500 Stock Index to a rewarding total return of 10.88%. After a lethargic nine months, the final quarter return of 9.23% accounted for virtually all of the year's advance. Investors seemed to ignore powerful investment fundamentals for most of the year. The market was unable to find any traction despite a sturdy economy, robust corporate earnings and dividend growth, and stable long-term interest rates. It was not until the price of crude oil began to decline from its October peak of $55 per barrel, and the long election process finally ended, that the equity market moved decisively higher.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Capital Appreciation Fund                    9.65%        15.29%

S&P 500 Stock Index                          7.19         10.88

Lipper Multi-Cap Value
Funds Index                                  9.86         14.91

Your fund responded well in this environment and was able to keep pace with the market and peer group indices for both the second half and the full year. The portfolio return of 15.29% for 2004 was gratifying given the fund's widely diversified structure and valuation-driven strategy. As the table on page 8 shows, your fund's defensive, lower-volatility approach has generated favorable results through the ups and downs of the longer stock market cycle.

DIVIDEND DISTRIBUTION

On December 13, your Board of Trustees declared an income dividend of $0.29 per share for shareholders of record on that date. In addition, capital gain distributions amounted to $0.39 per share, $0.35 of which was long term. You should have already received your statement reflecting these distributions.

PORTFOLIO REVIEW

In our portfolio management process, we focus on the longer-term investment objective of providing competitive returns with a substantially lower level of volatility compared with the stock market or peer group index. Normally this means the fund will decline less in an adverse period while usually not keeping pace in a strongly rising market. Although

2004 returns were gratifying, we take a longer-term view and encourage shareholders to evaluate investment returns over a complete market cycle.

[GRAPHIC OMITTED]

Security Diversification
--------------------------------------------------------------------------------

Convertible Bonds/Convertible Preferreds        15%

Common and Preferred Stocks                     63%

Other and Reserves                              22%


Based on net assets as of 12/31/04.

The foundation of our investment approach consists of flexible portfolio diversification, rigorous fundamental research, and a disciplined valuation framework. The chart below indicates the diversified nature of the asset mix. At year-end, stocks represented about 64% of portfolio assets and were substantially responsible for the favorable investment return in 2004. Convertible securities composed about 15% of assets and also contributed favorably. Over longer periods, we expect these hybrid securities that have both equity and fixed-income features to achieve a higher return than the fixed-income market with significantly less volatility than the equity market. The combined reserves and bond position of 22% is almost totally money market investments (with a negligible bond position). This relatively high reserve position did not contribute to portfolio returns but provides substantial flexibility to respond to opportunities as they arise. Our priorities for reinvesting these defensive assets into higher-return securities are, roughly in this order, higher-quality convertible securities, higher-yielding bonds, and stocks. Most likely, these opportunities will present themselves in a rising interest rate environment.

The Sector Diversification chart on page 3 shows that equity assets are dispersed across a variety of sectors. The energy and utilities sectors were by far the best contributors to portfolio returns for the year. Although most sectors contributed nicely, the notable laggards were health care and technology. As you might expect given our investment approach, we reduced exposure to the sectors that performed well and increased exposure to those that lagged. This "recycling" process is an ongoing element of our investment strategy.

Major changes in the portfolio since our midyear report are detailed in the table following this letter. Purchases are always motivated by our attempts to identify opportunities for future gain. Sometimes this leads us to add to existing holdings, such as Newell Financial Trust and Texas Instruments, that have compelling valuations because they have lagged the market. Sometimes, unfortunately, an existing holding is severely affected by an unexpected event, as was the case with Marsh & McLennan, which came under scrutiny for bid rigging. We believe that new management has responded aggressively to the issues raised by New York Attorney General Eliot Spitzer and that the company's strong market position will support an improving stock price. Usually, new additions are companies that have encountered some business challenges we believe will be resolved (Cardinal Health, for example) or are good companies in sectors that are out of favor for transitory reasons, such as Microsoft, Intel, General Mills, and Charles Schwab. In the case of General Mills, we purchased both the common stock and the convertible security--not an unusual tactic as we own multiple securities of the same company in more than 12 cases. When our research supports a company, we try to be alert to various opportunities in its capital structure consistent with our diversified approach. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Sector Diversification
--------------------------------------------------------------------------------

                                                    Percent of        Percent of
                                                    Net Assets        Net Assets
                                                       6/30/04          12/31/04
--------------------------------------------------------------------------------

Financials                                               14.1%             14.7%

Materials                                                13.1              11.3

Consumer Discretionary                                   10.9               9.6

Health Care                                               8.0               8.9

Industrials and Business Services                         9.6               8.5

Information Technology                                    3.4               6.6

Energy                                                    8.5               6.1

Utilities                                                 5.3               5.1

Consumer Staples                                          2.9               4.2

Telecommunications Services                               2.8               3.5

Other and Reserves                                       21.4              21.5
--------------------------------------------------------------------------------
Total                                                   100.0%            100.0%

Historical weightings reflect current industry/sector classifications.

Sales are prompted by a variety of reasons. In most cases, they reflect situations in which your fund has achieved a substantial gain and is booking the profit. Marathon and Unocal, in the strong energy sector, 3M, EDS, and Agrium are such examples. Sometimes merger and acquisition activity prompts a sale, as was the case with Rouse, Mandalay Resort Group, and Unisource Energy. Although we did not originally invest in these companies with merger possibilities in mind, mergers are usually highly rewarding for the fund when they occur. They can also help offset the inevitable misjudgment, of which Qwest Communications is a recent example. On balance, despite periodic disappointments, portfolio sales have generated substantial gains for your fund.

OUTLOOK

Our view is that, on balance, economic and corporate fundamentals should support further stock market gains. The economy's momentum should carry well into this year, and corporate profits should benefit accordingly. Corporate and consumer liquidity remain historically high, providing resources for the business investment and consumer spending that sustain the economy. In addition to ongoing global concerns, the primary headwind for investors is uncertainty over the potential rise of interest rates. Despite tightening by the Federal Reserve, which more than doubled short-term interest rates in the second half of the year, long-term interest rates remained quite stable. If the Fed can maintain its well-articulated "measured" pace of rate increases needed to encourage healthy economic growth and deter further erosion of the U.S. dollar on global currency markets, the equity market should remain rewarding.

We are mindful that, after two years of stock market gains, expectations should be more moderate. The crosscurrents just mentioned will likely lead to increased market volatility, which often creates opportunities for patient investors.

As always, we appreciate the confidence and trust you have placed in us.

Respectfully submitted,

Stephen W. Boesel
President of the fund and chairman of its Investment Advisory Committee

January 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

General Mills                                                               2.3%

Newell Rubbermaid                                                           2.2

Microsoft                                                                   2.2

Newmont Mining                                                              2.1

Loews                                                                       2.0
--------------------------------------------------------------------------------

Amerada Hess                                                                1.9

Marsh & McLennan                                                            1.8

Potash Corp./Saskatchewan                                                   1.5

Nucor                                                                       1.4

AmerisourceBergen                                                           1.3
--------------------------------------------------------------------------------

Genworth Financial                                                          1.3

Tyco International                                                          1.3

Charles Schwab                                                              1.3

Ryder System                                                                1.3

Altria Group                                                                1.2
--------------------------------------------------------------------------------

Wyeth                                                                       1.2

Cardinal Health                                                             1.1

Duke Energy                                                                 1.1

Roche Holdings                                                              1.1

FirstEnergy                                                                 1.1
--------------------------------------------------------------------------------

SAFECO                                                                      1.1

Schering-Plough                                                             1.1

Verizon Communications                                                      1.1

TXU                                                                         1.0

Lockheed Martin                                                             1.0
--------------------------------------------------------------------------------

Total                                                                      36.0%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Microsoft *                             Qwest Communications International

Marsh & McLennan                        Marathon Oil **

Cardinal Health *                       Rouse **

Deere *                                 3M **

General Mills                           Mosaic **

Charles Schwab *                        Agrium

General Mills Convertible Bond *        Mandalay Resort Group **

Texas Instruments                       Electronic Data Systems **

Intel *                                 Unocal

Newell Financial Trust                  Unisource Energy


 * Position added
** Position eliminated

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

As of 12/31/04

Capital Appreciation Fund              $ 36,915

S&P 500 Stock Index                    $ 31,258

Lipper Multi-Cap Value Funds Index     $ 31,696


                                Capital             S&P 500    Lipper Multi-Cap
                      Appreciation Fund         Stock Index   Value Funds Index

12/94                           $10,000             $10,000             $10,000

12/95                            12,257              13,758              13,101

12/96                            14,318              16,917              15,851

12/97                            16,638              22,561              20,117

12/98                            17,599              29,008              21,429

12/99                            18,843              35,112              22,702

12/00                            23,020              31,915              24,889

12/01                            25,382              28,122              25,212

12/02                            25,519              21,907              20,773

12/03                            32,018              28,190              27,583

12/04                            36,915              31,258              31,696


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Capital Appreciation Fund                   15.29%         14.40%         13.95%

S&P 500 Stock Index                         10.88          -2.30          12.07

Lipper Multi-Cap Value Funds Index          14.91           6.90          12.23

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

                               Beginning            Ending         Expenses Paid
                           Account Value     Account Value        During Period*
                                  7/1/04          12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                     $      1,000        $   1,096.50        $       4.06

Hypothetical (assumes 5%
return before expenses)           1,000            1,021.27                3.91

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period              $17.50   $ 14.21   $ 14.64   $ 13.95   $ 12.51

Investment activities

  Net investment income (loss)     0.29      0.25      0.33      0.39      0.44

  Net realized and
  unrealized gain (loss)           2.38      3.36     (0.25)     1.03      2.27

  Total from
  investment activities            2.67      3.61      0.08      1.42      2.71

Distributions

  Net investment income           (0.29)    (0.26)    (0.28)    (0.38)    (0.45)

  Net realized gain               (0.39)    (0.06)    (0.23)    (0.35)    (0.82)

  Total distributions             (0.68)    (0.32)    (0.51)    (0.73)    (1.27)

NET ASSET VALUE

End of period                    $19.49   $ 17.50   $ 14.21   $ 14.64   $ 13.95
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                    15.29%    25.47%     0.54%*    0.26%    22.17%

Ratio of total expenses to
average net assets                0.78%     0.83%     0.85%     0.86%     0.87%

Ratio of net investment
income (loss) to average
net assets                        1.84%     1.85%     2.39%     2.85%     3.22%

Portfolio turnover rate           17.6%     17.9%     17.6%     25.1%     32.4%

Net assets, end of period
(in millions)                  $  4,962  $  2,942  $  1,853  $  1,405   $   914


*Includes 0.07% effect of payment from the manager - See Note 4.

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                          Shares/$ Par         Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   63.3%


CONSUMER DISCRETIONARY   7.3%


Hotels, Restaurants & Leisure   0.3%

Marriott, Class A                                          260,000        16,375

                                                                          16,375

Household Durables   1.8%

Fortune Brands                                             420,000        32,415

Newell Rubbermaid                                        2,395,000        57,935

                                                                          90,350

Leisure Equipment & Products   0.3%

Hasbro                                                     660,000        12,791

                                                                          12,791

Media   4.1%

Comcast, Class A *                                         898,414        29,899

Disney                                                     587,000        16,319

Meredith                                                   585,000        31,707

New York Times, Class A                                    675,000        27,540

Time Warner *                                            2,635,000        51,224

Washington Post, Class B                                    48,000        47,185

                                                                         203,874

Specialty Retail   0.8%

Home Depot                                                 855,000        36,543

Petrie Stores Liquidation Trust *                        2,585,000         1,189

                                                                          37,732

Total Consumer Discretionary                                             361,122


CONSUMER STAPLES   3.7%


Food & Staples Retailing   0.7%

CVS                                                        811,000        36,552

                                                                          36,552

Food Products   1.4%

General Mills                                            1,425,000        70,837

                                                                          70,837

Tobacco   1.6%

Altria Group                                               992,000        60,611

Loews-Carolina Group                                       589,500        17,066

                                                                          77,677

Total Consumer Staples                                                   185,066


ENERGY   5.4%

Energy Equipment & Services   0.8%

Baker Hughes                                               920,000        39,256

                                                                          39,256

Oil & Gas   4.6%

Amerada Hess                                               920,000        75,790

ChevronTexaco                                              492,600        25,866

Devon Energy                                               406,300        15,813

Imperial Oil                                               384,000        22,810

Murphy Oil                                                 610,000        49,074

Royal Dutch Petroleum ADS                                  665,000        38,158

                                                                         227,511

Total Energy                                                             266,767


FINANCIALS   10.4%

Capital Markets   2.0%

Charles Schwab                                           5,280,000        63,149

Lehman Brothers                                            395,000        34,555

                                                                          97,704

Commercial Banks   0.3%

Royal Bank of Scotland (GBP)                               495,000        16,615

                                                                          16,615

Insurance   8.1%

Assurant                                                   922,000        28,167

Genworth Financial, Class A                              1,560,000        42,120

Hartford Financial Services                                419,700        29,090

Loews                                                      611,000        42,953

Marsh & McLennan                                         2,650,000        87,185

Prudential                                                 661,000        36,329

SAFECO                                                   1,018,000        53,180

St. Paul Companies                                       1,031,000        38,219

UnumProvident                                              696,500        12,495

White Mountains Insurance Group                             51,700        33,398

                                                                         403,136

Total Financials                                                         517,455


HEALTH CARE   6.2%


Health Care Equipment & Supplies   0.8%

Baxter International                                     1,117,000        38,581

                                                                          38,581

Health Care Providers & Services   2.0%

AmerisourceBergen                                          750,000        44,010

Cardinal Health                                            980,000        56,987

                                                                         100,997

Pharmaceuticals   3.4%

Bristol Myers Squibb                                     1,032,000        26,440

Merck                                                    1,571,000        50,492

Schering-Plough                                          1,512,000        31,571

Wyeth                                                    1,383,000        58,902

                                                                         167,405

Total Health Care                                                        306,983


INDUSTRIALS & BUSINESS SERVICES   7.6%


Aerospace & Defense   1.6%

Honeywell International                                    761,000        26,947

Lockheed Martin                                            930,000        51,661

                                                                          78,608

Air Freight & Logistics   1.3%

Ryder System                                             1,310,000        62,579

                                                                          62,579

Commercial Services & Supplies   1.5%

R.R. Donnelley                                             300,000        10,587

ServiceMaster                                            2,485,000        34,268

Waste Management                                           950,000        28,443

                                                                          73,298

Industrial Conglomerates   0.9%

Tyco International                                       1,263,000        45,140

                                                                          45,140

Machinery   1.0%

Deere                                                      670,000        49,848

                                                                          49,848

Road & Rail   1.3%

Burlington Northern Santa Fe                               638,000        30,184

CSX                                                        925,000        37,074

                                                                          67,258

Total Industrials & Business Services                                    376,731


INFORMATION TECHNOLOGY   4.9%


Computers & Peripherals   0.5%

Hewlett-Packard                                          1,221,000        25,604

                                                                          25,604

Semiconductor & Semiconductor Equipment   2.2%

Intel                                                    1,480,000        34,617

KLA-Tencor *                                               555,000        25,852

Texas Instruments                                        1,995,000        49,117

                                                                         109,586

Software   2.2%

Microsoft                                                4,055,000       108,309

                                                                         108,309

Total Information Technology                                             243,499


MATERIALS   10.0%

Chemicals   3.8%

Agrium                                                     306,000         5,156

Dow Chemical                                               340,000        16,833

DuPont                                                     950,000        46,597

Great Lakes Chemical                                       830,000        23,647

Octel !                                                    990,000        20,602

Potash Corp./Saskatchewan                                  880,000        73,093

                                                                         185,928

Metals & Mining   4.9%

Alcoa                                                      430,000        13,510

Newmont Mining                                           2,295,000       101,921

Nucor                                                    1,350,000        70,659

Phelps Dodge                                               312,000        30,863

Teck Cominco, Class B (CAD)                                865,848        26,571

                                                                         243,524

Paper & Forest Products   1.3%

Bowater                                                    670,000        29,460

Potlatch                                                   710,000        35,912

                                                                          65,372

Total Materials                                                          494,824


TELECOMMUNICATION SERVICES   3.1%


Diversified Telecommunication Services   3.1%

Qwest Communications *                                   8,011,400        35,571

Sprint                                                   2,035,000        50,570

Telus (CAD)                                                385,000        11,591

Telus                                                      102,200         2,953

Verizon Communications                                   1,290,000        52,258

Total Telecommunication Services                                         152,943


UTILITIES   4.7%

Electric Utilities   3.1%

FirstEnergy                                              1,376,946        54,403

Pinnacle West Capital                                      296,000        13,145

PPL                                                        320,572        17,080

TXU                                                        805,000        51,971

Unisource Energy                                           670,300        16,161

                                                                         152,760

Gas Utilities   0.5%

NiSource                                                 1,247,000        28,407

                                                                          28,407

Multi-Utilities & Unregulated Power   1.1%

Duke Energy                                              2,195,000        55,599

                                                                          55,599

Total Utilities                                                          236,766


Total Common Stocks (Cost  $2,256,298)                                 3,142,156


CONVERTIBLE PREFERRED STOCKS   5.5%


Amerada Hess                                               270,000        19,988

Baxter International                                        55,000         3,105

El Paso Energy                                              69,100         2,536

Ford Motor Capital Trust II                                435,000        22,964

Genworth Financial                                         718,000        23,252

Hercules                                                37,525,000        32,272

Newell Financial Trust                                   1,082,400        50,447

NRG Energy *                                                11,525        12,692

Owens-Illinois                                             325,000        13,163

Schering-Plough                                            375,000        21,003

Scottish RE Group                                          560,000        17,298

Travelers Property                                       1,030,000        23,721

Unocal                                                     217,500        11,104

XL Capital                                                 800,000        20,360


Total Convertible Preferred Stocks (Cost  $240,657)                      273,905


PREFERRED STOCKS   0.1%


Entergy-GSU                                                 12,332           644

Pacific Gas & Electric                                      19,000           485

Southern California Edison                                   5,000           501


Total Preferred Stocks (Cost  $874)                                        1,630


CONVERTIBLE BONDS   9.6%


Amerisource Health, 5.00%, 12/1/07                      20,000,000        22,317

Capitalsource, 144A, 3.50%, 7/15/34                     15,000,000        15,469

Corning, Zero Coupon, 11/8/15                           38,500,000        30,243

Crown Castle International, 4.00%, 7/15/10 !            11,200,000        19,824

Delta Air Lines

        144A, 2.875%, 2/18/24                           35,500,000        24,217

        8.00%, 6/3/23                                    5,000,000         3,335

GAP, 144A, 5.75%, 3/15/09                                6,000,000         8,044

General Mills, Zero Coupon, 10/28/22                    57,500,000        40,933

Host Marriott, 3.25%, 4/15/24                           21,000,000        24,182

Human Genome Sciences, 144A, 2.25%, 10/15/11            18,340,000        19,115

International Paper, Zero Coupon, 6/20/21               37,300,000        20,683

King Pharmaceutical, 2.75%, 11/15/21                    16,700,000        16,158

Liberty Media, Class B, 3.25%, 3/15/31                  33,200,000        32,316

Loews, 3.125%, 9/15/07                                  38,300,000        37,655

Lowe's, LYONS, Zero Coupon, 2/16/21                      3,500,000         3,337

Lucent Technologies, 8.00%, 8/1/31                      27,700,000        31,043

Oak Industries, 4.875%, 3/1/08                           2,800,000         2,898

Radian Group, 2.25%, 1/1/22                              7,500,000         7,573

Red Hat, 144A, 0.50%, 1/15/24                           18,978,000        17,424

Roche Holdings, LYONs, Zero Coupon, 144A, 7/25/21       86,000,000        54,981

Scottish RE Group, 4.50%, 12/1/22                        1,453,000         1,886

Selective Insurance, VR, 1.616%, 9/23/32                15,400,000         9,288

Tyco International

        Class A, 144A, 2.75%, 1/15/18                    8,250,000        13,002

        Class B, 144A, 3.125%, 1/15/23                   4,125,000         6,921

USF&G, Zero Coupon, VR, 3/3/09                          15,550,000        12,792


Total Convertible Bonds (Cost  $444,082)                                 475,636


CORPORATE BONDS   0.2%


XM Satellite Radio

        12.00%, 6/15/10                                  3,341,000         3,951

        STEP, 0%, 12/31/09                               5,660,442         5,851


Total Corporate Bonds (Cost  $8,699)                                       9,802

SHORT-TERM INVESTMENTS   22.4%


Money Market Fund   22.4%

T. Rowe Price Reserve
Investment Fund, 2.28% #!                            1,113,753,395     1,113,753


Total Short-Term Investments (Cost  $1,113,753)                        1,113,753


Total Investments in Securities
101.1% of Net Assets (Cost $4,064,363)                                $5,016,882


  (1)   Denominated in U.S. dollars unless otherwise noted

    #   Seven-day yield

    *   Non-income producing

 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $159,173 and represents 3.2% of net assets

  ADS   American Depository Shares

  CAD   Canadian dollar

  GBP   British pound

LYONs   Liquid Yield Option Notes

 STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date.

   VR   Variable Rate; rate shown is effective at period-end

!Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                       Purchase     Sales     Investment            Value
Affiliate                  Cost      Cost         Income    12/31/04    12/31/03
--------------------------------------------------------------------------------
Crown Castle
International,
4.00%, 7/15/10          $     -  $      -       $    432  $   19,824   $  14,970

Octel                         -         -            119      20,602      19,493

T. Rowe Price
Reserve Investment
Fund, 2.28%                   *         *         11,143   1,113,753     531,720


Totals                                          $ 11,694  $1,154,179   $ 566,183
                                                --------------------------------

*Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,140,036)                         $     1,154,179

  Other companies (cost $2,924,327)                                    3,862,703

  Total investments in securities                                      5,016,882

Other assets                                                              64,187

Total assets                                                           5,081,069

Liabilities

Total liabilities                                                        119,008

NET ASSETS                                                       $     4,962,061
                                                                 ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                           $        32,213

Net unrealized gain (loss)                                               952,522

Paid-in-capital applicable to 254,556,355 shares of
no par value capital stock outstanding;
unlimited number of shares authorized                                  3,977,326

NET ASSETS                                                       $     4,962,061
                                                                 ---------------

NET ASSET VALUE PER SHARE

Investor Class
($4,961,810,753/254,543,528 shares outstanding)                  $         19.49
                                                                 ---------------

Advisor Class
($250,000/12,827 shares outstanding)                             $         19.49
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                        $      81,788

  Interest                                                               16,528

  Total income                                                           98,316

Expenses

  Investment management                                                  23,028

  Shareholder servicing                                                   5,392

  Prospectus and shareholder reports                                        288

  Registration                                                              260

  Custody and accounting                                                    214

  Legal and audit                                                            19

  Trustees                                                                   10

  Miscellaneous                                                              39

  Total expenses                                                         29,250

  Expenses paid indirectly                                                   (8)

  Net expenses                                                           29,242

Net investment income (loss)                                             69,074

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            120,878

  Foreign currency transactions                                             (47)

  Net realized gain (loss)                                              120,831

Change in net unrealized gain (loss)

  Securities                                                            389,637

  Other assets and liabilities
  denominated in foreign currencies                                           3

  Change in net unrealized gain (loss)                                  389,640

Net realized and unrealized gain (loss)                                 510,471

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $     579,545
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          12/31/04      12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $   69,074    $   41,282

  Net realized gain (loss)                                120,831        25,902

  Change in net unrealized gain (loss)                    389,640       473,579

  Increase (decrease) in net assets
  from operations                                         579,545       540,763

Distributions to shareholders

  Net investment income                                   (69,698)      (42,429)

  Net realized gain                                       (93,732)       (9,792)

  Decrease in net assets from distributions              (163,430)      (52,221)

Capital share transactions *

  Shares sold

    Investor Class                                      1,989,542       966,031

    Advisor Class                                             250             -

  Distributions reinvested

    Investor Class                                        155,707        49,785

  Shares redeemed

    Investor Class                                       (541,388)     (415,757)

  Increase (decrease) in net assets from
  capital share transactions                            1,604,111       600,059

Net Assets

Increase (decrease) during period                       2,020,226     1,088,601

Beginning of period                                     2,941,835     1,853,234

End of period                                          $4,962,061    $2,941,835
                                                       ----------    ----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          12/31/04      12/31/03
*Share information

   Shares sold

     Investor Class                                       108,062        62,005

     Advisor Class                                             13             -

   Distributions reinvested

     Investor Class                                         8,064         2,923

   Shares redeemed

     Investor Class                                       (29,651)      (27,232)

   Increase (decrease) in shares outstanding               86,488        37,696

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund--Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets; no such fees were incurred during the period ended December 31, 2004. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $162,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $10,949,000, represents 13.4% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,515,860,000 and $466,829,000, respectively, for the year ended December 31, 2004. Purchases and sales of U.S. government securities aggregated $0 and $61,000,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                 $    79,311,000

Long-term capital gain                                               84,119,000

Total distributions                                             $   163,430,000
                                                                ---------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $ 1,018,038,000

Unrealized depreciation                                             (66,232,000)

Net unrealized appreciation (depreciation)                          951,806,000

Undistributed ordinary income                                         9,011,000

Undistributed long-term capital gain                                 23,918,000

Paid-in capital                                                   3,977,326,000

Net assets                                                      $ 4,962,061,000
                                                                ---------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                             $       624,000

Undistributed net realized gain                                      (6,945,000)

Paid-in capital                                                       6,321,000

At December 31, 2004, the cost of investments for federal income tax purposes was $4,065,079,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $2,491,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $2,365,000 for T. Rowe Price Services, Inc., and $1,492,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $399,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

On October 1, 2002, Price Associates paid the fund $1.3 million to fully reimburse the effect of not exercising a put option on a convertible bond. The payment increased total return for the year ended December 31, 2002 by 0.07%.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 12,827 shares of the Advisor Class, representing less than 1% of the fund's net assets.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

  o $13,266,000 from short-term capital gains,

  o $87,411,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $62,657,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $58,198,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1986

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1988                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1986                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Capital Appreciation
                              Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Stephen W. Boesel (1944)                Vice President, T. Rowe Price, T. Rowe
President, Capital Appreciation Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Capital                 Price Group, Inc., and T. Rowe Price
Appreciation Fund                       Trust Company

Andrew M. Brooks (1956)                 Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Capital Appreciation Fund    Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Capital                 Price Group, Inc., T. Rowe Price
Appreciation Fund                       International, Inc., and T. Rowe Price
                                        Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for atleast five years.

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer, Capital       President, T. Rowe Price; Vice
Appreciation Fund                       President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

David R. Giroux, CFA (1975)             Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Trust Company
Appreciation Fund

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Capital                 Price Investment Services, Inc., T. Rowe
Appreciation Fund                       Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Lewis M. Johnson (1969)                 Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

David M. Lee, CFA (1962)                Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

John D. Linehan, CFA (1965)             Vice President, T. Rowe Price, T. Rowe
Vice President, Capital                 Price Group, Inc., and T. Rowe Price
Appreciation Fund                       International, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Capital Appreciation Fund    and T. Rowe Price Investment Services,
                                        Inc.

Brian C. Rogers, CFA, CIC (1955)        Chief Investment Officer, Director, and
Vice President, Capital                 Vice President, T. Rowe Price and
Appreciation Fund                       T. Rowe Price Group, Inc.; Director and
                                        Vice President, T. Rowe Price Trust
                                        Company

Robert M. Rubino, CPA (1953)            Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

David J. Wallack (1960)                 Vice President, T. Rowe Price and
Vice President, Capital                 T. Rowe Price Group, Inc.
Appreciation Fund

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Capital
Appreciation Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for atleast five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $28,978               $27,837
     Audit-Related Fees                       3,951                 1,559
     Tax Fees                                 7,858                 7,230
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005